UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/07

ITEM 1.               REPORT TO STOCKHOLDERS

APRIL 30, 2007

Semiannual Report
to Shareholders

DWS International Equity Fund

Contents

Click here Performance Summary

Click here Information About Your Fund's Expenses

Click here Portfolio Management Review

Click here Portfolio Summary

DWS International Equity Fund

Click here Financial Statements

Click here Financial Highlights

Click here Notes to Financial Statements

DWS International Equity Portfolio

Click here Investment Portfolio

Click here Financial Statements

Click here Financial Highlights

Click here Notes to Financial Statements

Click here Shareholder Meeting Results

Click here Investment Management Agreement Approval

Click here Account Management Resources

Click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, hedging strategies are subject to special risks, and the success of such strategies cannot be guaranteed. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2007

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 are 2.02%, 2.76% and 2.76% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to June 29, 2001 are derived from the historical performance of Class S shares of the DWS International Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/07
DWS International Equity Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	15.08%	16.19%	21.46%	14.19%	7.51%
Class B	14.67%	15.41%	20.56%	13.30%	6.69%
Class C	14.57%	15.25%	20.51%	13.29%	6.69%
MSCI EAFE Index+	15.46%	19.81%	22.51%	16.64%	8.72%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/07	$ 17.67	$ 17.44	$ 17.12
10/31/06	$ 15.76	$ 15.50	$ 15.22
Distribution Information: Six Months as of 4/30/07: Income Dividends	$ .42	$ .29	$ .28
Class A Lipper Rankings — International Large-Cap Core Funds Category as of 4/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	112	of	208	54
3-Year	69	of	195	36
5-Year	64	of	175	37

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS International Equity Fund — Class A [] MSCI EAFE Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/07
DWS International Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,951	$16,889	$18,301	$19,450
	Average annual total return	9.51%	19.09%	12.85%	6.88%
Class B	Growth of $10,000	$11,241	$17,325	$18,571	$19,113
	Average annual total return	12.41%	20.10%	13.18%	6.69%
Class C	Growth of $10,000	$11,525	$17,502	$18,663	$19,113
	Average annual total return	15.25%	20.51%	13.29%	6.69%
MSCI EAFE Index+	Growth of $10,000	$11,981	$18,385	$21,588	$23,077
	Average annual total return	19.81%	22.51%	16.64%	8.72%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The Index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of all distributions and, unlike Fund returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 is 1.77% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 4/30/07
DWS International Equity Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	15.06%	16.20%	21.45%	14.13%	7.50%
MSCI EAFE Index+	15.46%	19.81%	22.51%	16.64%	8.72%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/07	$ 34.46
10/31/06	$ 30.73
Distribution Information: Six Months as of 4/30/07: Income Dividends	$ .82
Class S Lipper Rankings — International Large-Cap Core Funds Category as of 4/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	110	of	208	53
3-Year	70	of	195	36
5-Year	69	of	175	39
10-Year	52	of	85	61

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS International Equity Fund — Class S [] MSCI MSCI EAFE Index+

Yearly periods ended April 30
Comparative Results as of 4/30/07
DWS International Equity Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,620	$17,916	$19,364	$20,604
	Average annual total return	16.20%	21.45%	14.13%	7.50%
MSCI EAFE Index+	Growth of $10,000	$11,981	$18,385	$21,588	$23,077
	Average annual total return	19.81%	22.51%	16.64%	8.72%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, capitalization- weighted index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The Index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of all distributions and, unlike Fund retums, do not reflect fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2006 to April 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2007
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 11/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/07	$ 1,150.80	$ 1,146.70	$ 1,145.70	$ 1,150.60
Expenses Paid per $1,000*	$ 8.00	$ 11.98	$ 11.97	$ 8.00
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 11/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/07	$ 1,017.36	$ 1,013.64	$ 1,013.64	$ 1,017.36
Expenses Paid per $1,000*	$ 7.50	$ 11.23	$ 11.23	$ 7.50
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS International Equity Fund	1.50%	2.25%	2.25%	1.50%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Manager Matthias Knerr discusses DWS International Equity Fund's strategy and the market environment during the six-month period ended April 30, 2007.

Q: How did the international stock markets perform during the semiannual period?

A: Stock prices delivered a strong, steady gain during the past six months due to a confluence of positive factors. Global growth remained robust and continued to improve in regions that had lagged the broader world economy in recent years, most notably Continental Europe. This, in turn, provided a firm underpinning for corporate profits. Further aiding the boom in the global markets was an abundance of liquidity (in other words, the cash available to be put to work in the financial markets). This led to both a surge in merger and acquisition activity and hearty performance from higher-risk asset classes such as the emerging markets. The markets hit a brief speed bump in late February, when concerns about slowing global growth led to a steep sell-off in stock prices. Aside from this abbreviated sell-off, the semiannual period was marked by an almost uninterrupted climb for the global equity markets.

In terms of regional returns, Europe outperformed on the strength of a surge in the German stock market. The Nordic region also performed very well, but equities in the UK lagged. The most notable underperformer was Japan, which was weighed down by concerns that the rebound in the country's economy was losing steam. On a sector basis, industrials, materials and consumer staples were the most significant outperformers, while energy, health care and information technology lagged.

Q: How did the fund perform in this environment?

A: The total return of the fund's Class A shares for the six months ended April 30, 2007, was 15.08%. (Returns are unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.) The fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index, returned 15.46%, while the average return for the 213 funds in its Lipper peer group — International Large Cap Core Funds — was 13.91% for the six months ended April 30, 2007.1,2 The fund's return has also outpaced the peer group average over the three- and five-year periods.

1 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper International Large-Cap Core Funds category is comprised of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. Index. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: What elements of the fund's positioning helped and hurt performance?

A: First, it is important to note that all of the fund's sector and industry weightings are a residual effect of our individual stock investments. Nevertheless, a variation between the weightings of the fund and those of the index can have an impact on performance. For instance, the fund benefited from holding an overweight position in two markets that performed very well, Norway and Sweden, as well as holding an underweight in two markets that trailed the broader markets, Japan and the United Kingdom.3 The largest detractor on a country basis was the fund's underweight in Australia, which performed very well on the strength of the recovery in commodities prices. In terms of stock selection, we delivered the largest degree of outperformance in telecommunications, health care and financials, but our stock picks trailed the benchmark in both information technology and utilities.

3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: What individual stocks provided the largest contribution to performance?

A: The largest individual contributor to the fund's outperformance came from its position in Millicom International Cellular SA, one of the fastest-growing cellular telephone companies in the world. Millicom is based in Sweden, but it operates primarily in Latin America and Africa, areas where subscribership is very low compared with the developed world. The dramatic decline in the cost of cellular handsets has allowed the company to provide inexpensive phones to lower-income people, thereby allowing it to expand its services to a population that has historically been underserved. Due to the company's low cost base, its strong subscription growth has translated to a rapid expansion in earnings. We continue to hold the stock in the fund, believing it is still in the early stages of its growth given the growth in the worldwide consumer class and the continued low penetration for phone service in the emerging markets.

The second-best performer for the fund was a recent purchase, AMEC PLC. A UK-based engineering and construction company, AMEC has been poorly managed in the past. However, it is now being led by a new chief executive officer who is restructuring its operations and selling its non-core assets. Our purchase of the stock was based on our view that these efforts will result in higher profit margins in the years ahead, and it has already begun to make a contribution to performance.

Another substantial contributor was Nokian Renkaat Oyj, the Finnish manufacturer and distributor of winter tires. The stock initially weighed on the fund's performance during the winter of 2005-2006, when increased price competition and unseasonably warm weather in the Nordic region weighed on its earnings. Both of these problems have since been alleviated, allowing the share price to better reflect the company's solid niche business and its expansion into the profitable Eastern European and Russian markets. Consumers in these regions are rapidly gaining spending power, leading to the growing importation of cars. We expect the concurrent rise in the demand for tires will continue to support Nokian's earnings growth.

A strong contribution also came from the fund's position in Whitbread PLC, the UK operator of pubs and hotels. The company has been selling its non-core assets and properties to focus on its core hotel and pub business, a move that has been positively received by the market. Also helping its shares is the fact that it owns a great deal of property throughout the United Kingdom, and London in particular, which has allowed it to benefit from the continued rise in real estate prices. In addition, Whitbread has a new chief financial officer (CFO) who appears committed to increasing the company's return on capital. Our decision to build a position in Whitbread on the basis of this turnaround story paid off in the most recent period, during which the stock returned over 41.15% in US dollar terms.

Q: What stocks detracted from performance?

A: The majority of the detractors from performance were stocks based in Japan, where the market lagged its global peers by a wide margin. Stocks such as Daito Trust Construction, Canon, Inc. and Orix Corp. were among the fund's leading detractors. Fortunately, our underweight in Japan helped prevent the underperformance of the fund's holdings in the country from having too large of an impact on performance. Also detracting was Gol-Linhas Aereas Inteligentes SA (Gol), the Brazilian discount airliner. Rising competition created downward pricing pressure in the industry, a negative for Gol given its high fixed cost base.

Q: How do you see the overall market environment?

A: The United States has carried the world economy on its back for much of this decade. Now, with US growth appearing to slow, the most important question for the global equity markets is whether the rest of the world can pick up the slack. So far, the signs on this front are positive. Looking first at Japan, investors have been concerned by the unsteady nature of the economic recovery. However, the health of corporate Japan is robust due to the weaker yen (which increases the competitiveness of its exports) and the country's proximity to China's booming economy. We believe it is a positive sign that Japanese growth has resumed following ten years of deflation. We are also encouraged by developments in Continental Europe, where the export-driven economy of recent years is being augmented by improving domestic consumption. Growth has also resumed in the United Kingdom despite the downturn in its housing market during 2005. Perhaps most notably, the emerging-markets economies have delivered stellar growth on the strength of rising export growth, higher commodity prices and the emergence of a middle class.

Overall, we believe the combination of strong underlying fundamentals and attractive valuations creates a favorable environment for individual stock selection.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Geographic Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	4/30/07	10/31/06

United Kingdom	18%	18%
Japan	16%	20%
Germany	13%	15%
Switzerland	9%	8%
Italy	4%	4%
Belgium	4%	3%
Netherlands	4%	2%
Sweden	4%	3%
Spain	3%	1%
Other	25%	26%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	4/30/07	10/31/06

Financials	31%	32%
Consumer Discretionary	16%	16%
Industrials	13%	6%
Consumer Staples	9%	6%
Health Care	7%	12%
Information Technology	6%	6%
Materials	6%	9%
Telecommunication Services	6%	4%
Energy	5%	6%
Other	1%	3%
	100%	100%

Geographic and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2007 (23.8% of Net Assets)
1. Canon, Inc. Producer of visual image and information equipment	Japan	3.5%
2. AMEC PLC Conducts engineering, construction and property investment	United Kingdom	3.5%
3. KBC Groep NV Attracts deposits and offers banking and insurance services	Belgium	2.8%
4. Total SA Produces, refines, transports, and markets oil and natural gas	France	2.3%
5. UniCredito Italiano SpA Provider of commercial banking services	Italy	2.2%
6. Hypo Real Estate Holding AG Provider of large financing volume and complex real estate projects	Germany	2.2%
7. UBS AG Provider of wealth management, investment banking and asset management services	Switzerland	2.1%
8. Royal Numico NV Develops, manufactures and markets baby food and clinical nutritional products	Netherlands	1.8%
9. 3i Group PLC An international venture capital company	United Kingdom	1.8%
10. Bayer AG Produces and markets health care products	Germany	1.6%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 37. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2007 (Unaudited)
Assets
Investment in DWS International Equity Portfolio, at value	$ 247,254,668
Receivable for Fund shares sold	78,943
Due from Advisor	284,581
Other assets	26,541
Total assets	247,644,733
Liabilities
Payable for Fund shares redeemed	216,824
Total liabilities	216,824
Net assets, at value	$ 247,427,909
Net Assets
Net assets consist of: Distributions in excess of net investment income	(3,750,606)
Net unrealized appreciation (depreciation) on: Investments	61,667,588
Foreign currency related transactions	18,172
Accumulated net realized gain (loss)	(278,784,596)
Paid-in capital	468,277,351
Net assets, at value	$ 247,427,909

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($10,325,118 ÷ 584,404 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 17.67
Maximum offering price per share (100 ÷ 94.25 of $17.67)	$ 18.75

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,392,782 ÷ 79,842 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 17.44

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,721,308 ÷ 100,555 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 17.12
Class S Net Asset Value, offering and redemption price(a) per share ($233,988,701 ÷ 6,791,134 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 34.46
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2007 (Unaudited)
Investment Income
Total investment income allocated from DWS International Equity Portfolio: Dividends (net of foreign taxes withheld of $262,022)	$ 2,873,963
Interest	353
Interest — Cash Management QP Trust	199,120
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	76,014
Other income	94,589
Expenses	(977,602)
Net investment income (loss) allocated from DWS International Equity Portfolio	2,266,437
Expenses: Administrator service fee	1,190,973
Distribution and shareholder servicing fees	25,261
Registration fees	23,728
Services to shareholders	1,110
Reports to shareholders	64,554
Legal	37,900
Auditing	12,605
Trustees' fees and expenses	2,914
Other	1,600
Total expenses before expense reductions	1,360,645
Expense reductions	(231,675)
Total expenses after expense reductions	1,128,970
Net investment income (loss)	1,137,467
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) allocated from DWS International Equity Portfolio: Investments (net of foreign taxes of $155)	35,173,928
In-kind redemptions	28,624,799
Foreign currency related transactions	(30,591)
63,768,136
Net unrealized appreciation (depreciation) during the period on: Investments	(25,328,797)
Foreign currency related transactions	10,739
(25,318,058)
Net gain (loss) on investment transactions	38,450,078
Net increase (decrease) in net assets resulting from operations	$ 39,587,545

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2007 (Unaudited)	Year Ended October 31, 2006
Operations: Net investment income (loss)	$ 1,137,467	$ 5,646,167
Net realized gain (loss) on investment transactions	63,768,136	58,856,884
Net unrealized appreciation (depreciation) during the period on investment transactions	(25,318,058)	2,944,692
Net increase (decrease) in net assets resulting from operations	39,587,545	67,447,743
Distributions to shareholders from: Net investment income: Class A	(216,736)	(107,147)
Class B	(23,321)	(10,582)
Class C	(25,952)	(7,856)
Class S	(8,404,650)	(4,750,824)
Fund share transactions: Proceeds from shares sold	19,700,127	66,160,413
Reinvestment of distributions	7,502,317	4,186,296
Cost of shares redeemed	(30,138,898)	(85,945,181)
In-kind redemptions	(104,824,419)	—
Redemption fees	1,845	2,795
Net increase (decrease) in net assets from Fund share transactions	(107,759,028)	(15,595,677)
Increase (decrease) in net assets	(76,842,142)	46,975,657
Net assets at beginning of period	324,270,051	277,294,394
Net assets at end of period (including distributions in excess of and undistributed net investment income of $3,750,606 and $3,782,586, respectively)	$ 247,427,909	$ 324,270,051

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 15.76	$ 12.73	$ 10.52	$ 9.59	$ 8.00	$ 9.28
Income (loss) from investment operations: Net investment income (loss)[b]	.08	.26[f]	.13	.05	.07	.03
Net realized and unrealized gain (loss) on investment transactions	2.25	3.00	2.11	1.07	1.53	(1.30)
Total from investment operations	2.33	3.26	2.24	1.12	1.60	(1.27)
Less distributions from: Net investment income	(.42)	(.23)	(.03)	(.19)	(.01)	(.01)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 17.67	$ 15.76	$ 12.73	$ 10.52	$ 9.59	$ 8.00
Total Return (%)[c,d]	15.08**	25.84	21.27	11.77	19.95[e]	(13.68)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	8	7	6	5	5
Ratio of expenses before expense reductions, including expenses allocated from DWS International Equity Portfolio (%)	2.05*	2.02	2.01	2.01	1.97	1.94
Ratio of expenses after expense reductions, including expenses allocated from DWS International Equity Portfolio (%)	1.50*	1.50	1.50	1.50	1.50	1.50
Ratio of net investment income (loss) (%)	.78*	1.80[f]	1.10	.54	.87	.34
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Total return does not reflect the effect of any sales charges.
[e] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 19.70% and the impact to the Class was $0.02 per share.
[f] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.14 per share and 0.97% of average daily net assets, respectively.
* Annualized ** Not annualized *** Amount is less than $.005.

Class B Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 15.50	$ 12.52	$ 10.41	$ 9.49	$ 7.97	$ 9.33
Income (loss) from investment operations: Net investment income (loss)[b]	.01	.16[f]	.04	(.02)	.01	(.04)
Net realized and unrealized gain (loss) on investment transactions	2.22	2.94	2.07	1.05	1.51	(1.31)
Total from investment operations	2.23	3.10	2.11	1.03	1.52	(1.35)
Less distributions from: Net investment income	(.29)	(.12)	—	(.11)	.00***	(.01)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 17.44	$ 15.50	$ 12.52	$ 10.41	$ 9.49	$ 7.97
Total Return (%)[c,d]	14.67**	24.88	20.27	10.92	19.07[e]	(14.35)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	1.7		.5	.4
Ratio of expenses before expense reductions, including expenses allocated from DWS International Equity Portfolio (%)	2.81*	2.76	2.76	2.76	2.72	2.69
Ratio of expenses after expense reductions, including expenses allocated from DWS International Equity Portfolio (%)	2.25*	2.25	2.25	2.25	2.25	2.25
Ratio of net investment income (loss) (%)	.03*	1.15[f]	.35	(.21)	.11	(.41)
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Total return does not reflect the effect of any sales charges.
[e] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 18.70% and the impact to the Class was $0.02 per share.
[f] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.14 per share and 0.97% of average daily net assets, respectively.
* Annualized ** Not annualized *** Amount is less than $.005.

Class C Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 15.22	$ 12.29	$ 10.22	$ 9.32	$ 7.83	$ 9.15
Income (loss) from investment operations: Net investment income (loss)[b]	.02	.15[f]	.04	(.02)	.01	(.04)
Net realized and unrealized gain (loss) on investment transactions	2.16	2.90	2.03	1.03	1.48	(1.27)
Total from investment operations	2.18	3.05	2.07	1.01	1.49	(1.31)
Less distributions from: Net investment income	(.28)	(.12)	—	(.11)	.00***	(.01)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 17.12	$ 15.22	$ 12.29	$ 10.22	$ 9.32	$ 7.83
Total Return (%)[c,d]	14.57**	24.92	20.25	10.89	19.03[e]	(14.20)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1	1.5		.2	.1
Ratio of expenses before expense reductions, including expenses allocated from DWS International Equity Portfolio (%)	2.80*	2.76	2.76	2.76	2.72	2.69
Ratio of expenses after expense reductions, including expenses allocated from DWS International Equity Portfolio (%)	2.25*	2.25	2.25	2.25	2.25	2.25
Ratio of net investment income (loss) (%)	.03*	1.08[f]	.35	(.21)	.11	(.41)
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Total return does not reflect the effect of any sales charges.
[e] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 18.65% and the impact to the Class was $0.02 per share.
[f] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.14 per share and 0.97% of average daily net assets, respectively.
* Annualized ** Not annualized *** Amount is less than $.005.

Class S Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 30.73	$ 24.84	$ 20.54	$ 18.72	$ 15.63	$ 18.14
Income (loss) from investment operations: Net investment income (loss)[b]	.13	.52[e]	.25	.11	.14	.06
Net realized and unrealized gain (loss) on investment transactions	4.42	5.82	4.10	2.08	2.96	(2.56)
Total from investment operations	4.55	6.34	4.35	2.19	3.10	(2.50)
Less distributions from: Net investment income	(.82)	(.45)	(.05)	(.37)	(.01)	(.01)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 34.46	$ 30.73	$ 24.84	$ 20.54	$ 18.72	$ 15.63
Total Return (%)[c]	15.06**	25.84	21.14	11.80	19.85[d]	(13.78)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	234	313	269	280	347	418
Ratio of expenses before expense reductions, including expenses allocated from DWS International Equity Portfolio (%)	1.81*	1.77	1.76	1.76	1.72	1.69
Ratio of expenses after expense reductions, including expenses allocated from DWS International Equity Portfolio (%)	1.50*	1.50	1.50	1.50	1.50	1.50
Ratio of net investment income (loss) (%)	.78*	1.85[e]	1.10	.54	.86	.34
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 19.53% and the impact to the Class was $0.05 per share.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.27 per share and 0.97% of average daily net assets, respectively.
* Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS International Equity Fund (the "Fund") is a diversified series of the DWS Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund is currently closed to new investors.

The Fund seeks to achieve its investment objective by investing all of its assets in a master portfolio, the DWS International Equity Portfolio (the "Portfolio"), a diversified, open-end management investment company advised by Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"). On April 30, 2007, the Fund owned approximately 100% of the Portfolio. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's Financial Statements, which accompany this report.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $342,553,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($262,000), October 31, 2009 ($206,711,000), October 31, 2010 ($108,362,000) and October 31, 2011 ($27,218,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-383 of the Internal Revenue Code.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to passive foreign investment companies and foreign denominated investments, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolio's appreciation/depreciation. Please refer to the Portfolio's financial statements for a breakdown of the appreciation/depreciation from investments.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. For the period from November 1, 2006 through March 11, 2007, the redemption or exchange of shares held for less than 30 days were assessed a fee of 2% of the total amount redeemed or exchanged. Effective March 12, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives a daily allocation of the Portfolio's income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to the fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

B. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor" or the "Administrator"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Portfolio and the Administrator for the Fund. Prior to January 1, 2007, Deutsche Asset Management, Inc. ("DAMI"), an indirect wholly owned subsidiary of Deutsche Bank AG, was the Advisor for the Portfolio. Effective January 1, 2007, DAMI merged with DIMA. The Board of the Portfolio approved a new investment management agreement between the Portfolio and DIMA. The new investment management agreement is identical in substance to the previous investment management agreement for the Portfolio, except for the named investment advisor. Prior to April 1, 2007, Investment Company Capital Corporation ("ICCC"), an indirect wholly owned subsidiary of Deutsche Bank AG, was the Administrator for the Fund. Effective April 1, 2007, ICCC merged with DIMA. As a result of the merger, DIMA is now the Administrator to the Fund.

For the period from November 1, 2006 through September 30, 2007, the Advisor and Administrator have contractually agreed to waive all or a portion of their fees and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's total operating expenses of each class as follows: Class A shares 1.50%, Class B shares 2.25%, Class C shares 2.25% and Class S shares 1.50% including expenses allocated from the Portfolio (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses).

Administrator Service Fee. For its services as Administrator, DIMA receives a fee (the "Administrator Service Fee") of 0.85% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2007, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Waived
Class A	$ 38,395	$ 7,045
Class B	5,700	1,094
Class C	6,594	1,271
Class S	1,140,284	208,272
	$ 1,190,973	$ 217,682

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2007
Class B	$ 5,029	$ 718
Class C	5,818	2,072
	$ 10,847	$ 2,790

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders, at an annual rate of up to 0.25% of average daily net assets for each class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Annualized Effective Rate
Class A	$ 10,868	$ 10,641.01%
Class B	1,658	1,580.01%
Class C	1,888	1,772.01%
	$ 14,414	$ 13,993

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2007 aggregated $1,680.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2007, the CDSC for Class B and C shares aggregated $473 and $1, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $25,075, of which $4,265 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

C. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2007		Year Ended October 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	107,957	$ 1,793,217	147,025	$ 2,130,642
Class B	20,491	333,587	34,952	491,860
Class C	41,129	667,950	37,620	526,305
Class S	527,845	16,905,373	2,219,978*	63,011,606*
		$ 19,700,127		$ 66,160,413
Shares issued to shareholders in reinvestment of distributions
Class A	8,815	$ 142,979	5,285	$ 70,504
Class B	1,159	18,608	645	8,512
Class C	1,412	22,272	444	5,755
Class S	231,304	7,318,458	157,630*	4,101,525*
		$ 7,502,317		$ 4,186,296
Shares redeemed
Class A	(56,607)	$ (924,932)	(148,890)	$ (2,051,497)
Class B	(19,219)	(315,687)	(38,848)	(558,073)
Class C	(23,933)	(396,533)	(18,113)	(255,420)
Class S	(884,477)	(28,501,746)	(3,002,400)*	(83,080,191)*
		$ (30,138,898)		$ (85,945,181)
In-kind redemptions
Class S	(3,285,723)	$ (104,824,419)	—	$ —
Redemption fees		$ 1,845		$ 2,795
Net increase (decrease)
Class A	60,165	$ 1,011,287	3,420	$ 150,548
Class B	2,431	36,508	(3,251)	(57,611)
Class C	18,608	293,889	19,951	276,701
Class S	(3,411,051)	(109,100,712)	(624,792)*	(15,965,315)*
		$ (107,759,028)		$ (15,595,677)
* On October 23, 2006, Investment Class shares were renamed Class S shares.

D. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

E. In-Kind Redemption

In certain circumstances, the Fund may distribute securities from the International Equity Portfolio rather than cash as payments for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities exceeds their costs; the Fund recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended April 30, 2007, the Fund realized $28,624,799 of net gain attributable to in-kind redemptions.

F. Subsequent Event

On May 30, 2007, the shareholders of the Fund approved the merger of the Fund into DWS International Fund, which is expected to occur on or around July 20, 2007. Completion of the merger is subject to a number of conditions. In addition, future utilization of the capital loss carryforward at October 31, 2006 may be subject to certain limitations under Sections 381-384 of the Internal Revenue Code. Prior to this fund merger, DWS International Equity Fund, currently a master-feeder structure, will receive all of its assets and liabilities from the master portfolio and convert to a stand-alone fund. The master portfolio will be closed after the conversion into the feeder fund.

(The following financial statements of the DWS International Equity Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of April 30, 2007 (Unaudited)

	Shares	Value ($)

Common Stocks 95.8%
Australia 2.2%
Australia & New Zealand Banking Group Ltd.	119,932	3,043,734
Leighton Holdings Ltd.	84,600	2,415,503
(Cost $4,437,051)		5,459,237
Austria 1.3%
Erste Bank der oesterreichischen Sparkassen AG (Cost $2,551,680)	39,831	3,194,502
Belgium 3.8%
InBev NV (a)	31,070	2,419,138
KBC Groep NV (a)	53,141	7,015,022
(Cost $8,008,648)		9,434,160
Brazil 1.5%
Gol-Linhas Aereas Inteligentes SA (ADR) (Preferred) (a)	38,100	1,086,612
Petroleo Brasileiro SA (ADR)	25,100	2,540,873
(Cost $2,186,919)		3,627,485
Canada 1.6%
Shoppers Drug Mart Corp. (Cost $3,782,450)	88,800	4,047,565
China 0.4%
Shanghai Electric Group Co., Ltd. "H"	2,361,300	998,010
Yangzijiang Shipbuilding Holdings Ltd.*	80,000	69,508
(Cost $1,006,770)		1,067,518
Denmark 0.7%
Novo Nordisk AS "B" (Cost $1,099,634)	17,800	1,739,149
Finland 1.3%
Nokian Renkaat Oyj (Cost $1,546,550)	102,314	3,139,495
France 2.8%
Total SA	75,961	5,608,320
Vallourec SA	4,806	1,313,020
(Cost $3,237,603)		6,921,340
Germany 10.8%
BASF AG (a)	20,155	2,391,859
Bayer AG (a)	59,246	4,059,921
Commerzbank AG	14,073	704,178
Continental AG (a)	11,823	1,649,061
E.ON AG (a)	21,550	3,243,754
Fresenius Medical Care AG & Co.	13,022	1,961,543
GEA Group AG	44,445	1,305,408
Hypo Real Estate Holding AG	81,655	5,464,615
Merck KGaA	18,292	2,435,450
Siemens AG (Registered)	14,997	1,811,079
Stada Arzneimittel AG	25,238	1,660,680
(Cost $15,948,267)		26,687,548
Greece 2.8%
Alpha Bank AE	61,137	1,856,013
Hellenic Telecommunications Organization SA*	84,900	2,435,688
National Bank of Greece SA	46,900	2,616,005
(Cost $3,680,958)		6,907,706
Hong Kong 2.7%
Cheung Kong (Holdings) Ltd.	268,000	3,479,706
Country Garden Holdings Co.*	75,000	67,594
Esprit Holdings Ltd.	259,000	3,134,433
(Cost $6,388,236)		6,681,733
Indonesia 0.5%
PT Telekomunikasi Indonesia (ADR) (Cost $1,185,333)	27,400	1,258,482
Ireland 0.9%
Anglo Irish Bank Corp. PLC (b)	1,190	26,799
Anglo Irish Bank Corp. PLC (b)	93,785	2,107,350
(Cost $1,272,585)		2,134,149
Italy 3.8%
Banca Italease (a)	63,821	3,839,671
UniCredito Italiano SpA	537,572	5,510,237
(Cost $7,015,075)		9,349,908
Japan 15.5%
Canon, Inc.	155,700	8,705,259
Daito Trust Construction Co., Ltd.	37,900	1,741,672
Eisai Co., Ltd.	46,600	2,214,669
Japan Tobacco, Inc.	731	3,568,525
Komatsu Ltd.	129,800	3,078,660
Mitsui Fudosan Co., Ltd.	107,000	3,124,582
Mizuho Financial Group, Inc.	415	2,500,498
ORIX Corp.	10,830	2,884,906
Sumitomo Corp.	64,100	1,089,961
Suzuki Motor Corp.	107,000	3,046,442
Toyota Motor Corp.	65,100	3,966,133
Yamaha Motor Co., Ltd.	98,000	2,588,755
(Cost $28,546,437)		38,510,062
Korea 0.7%
Samsung Electronics Co., Ltd. (Cost $388,159)	2,859	1,750,696
Luxembourg 0.6%
Millicom International Cellular SA* (a) (Cost $688,548)	19,700	1,600,625
Mexico 0.9%
Grupo Financiero Banorte SAB de CV "O" (Cost $1,906,987)	488,200	2,122,299
Netherlands 3.8%
Akzo Nobel NV	23,100	1,845,869
Heineken NV	23,789	1,270,591
ING Groep NV (CVA)	40,245	1,826,925
Royal Numico NV (a)	80,200	4,429,416
(Cost $8,655,294)		9,372,801
Norway 1.3%
Statoil ASA (a) (Cost $3,111,589)	114,800	3,223,935
New Zealand 0.3%
Fletcher Building Ltd. (Cost $618,613)	81,000	682,128
Pakistan 0.3%
MCB Bank Ltd. (GDR) 144A (Cost $548,811)	35,504	682,741
Philippines 0.5%
Philippine Long Distance Telephone Co. (ADR) (a) (Cost $1,160,501)	23,500	1,255,135
Singapore 0.6%
Singapore Telecommunications Ltd. (Cost $1,431,431)	660,000	1,428,608
Spain 3.1%
Industria de Diseno Textil SA	30,000	1,839,004
Obrascon Huarte Lain SA	52,962	2,353,105
Telefonica SA	155,188	3,461,628
(Cost $6,956,826)		7,653,737
Sweden 3.6%
Atlas Copco AB "B" (a)	71,800	2,574,987
Rezidor Hotel Group AB*	260,800	2,288,549
Tele2 AB "B"	90,700	1,550,982
Telefonaktiebolaget LM Ericsson "B"	686,500	2,617,110
(Cost $7,579,207)		9,031,628
Switzerland 8.7%
Compagnie Financiere Richemont SA "A" (Unit)	54,273	3,271,893
Lonza Group AG (Registered)	29,616	2,881,791
Nestle SA (Registered)	6,822	2,702,729
Novartis AG (Registered)	67,918	3,953,799
Roche Holding AG (Genusschein)	19,825	3,739,790
UBS AG (Registered)	78,296	5,074,518
(Cost $13,871,164)		21,624,520
Taiwan 1.0%
Hon Hai Precision Industry Co., Ltd. (Cost $1,669,281)	358,278	2,360,851
United Arab Emirates 0.2%
Emaar Properties (Cost $548,816)	164,375	481,106
United Kingdom 17.6%
3i Group PLC	190,918	4,384,440
AMEC PLC	773,389	8,568,841
Anglo American PLC	55,493	2,936,843
Aviva PLC	163,243	2,561,157
Barclays PLC	136,057	1,959,379
Capita Group PLC	198,302	2,785,106
Greene King PLC	133,972	2,861,495
Hammerson PLC	69,125	2,091,181
Informa PLC	148,089	1,742,375
Prudential PLC	181,774	2,697,764
Rolls-Royce Group PLC "B"	55,681	111
Serco Group PLC	128,483	1,260,970
Standard Chartered PLC	83,547	2,589,979
Tesco PLC	310,495	2,853,266
Vodafone Group PLC	405,769	1,155,060
Whitbread PLC	81,730	3,068,990
(Cost $35,706,837)		43,516,957
Total Common Stocks (Cost $176,736,260)		236,947,806

Preferred Stocks 1.5%
Germany
Porsche AG (Cost $2,371,412)	2,284	3,827,454

Rights 0.0%
Brazil
Gol-Linhas aereas Inteligentes SA, Expiration Date 5/16/2007* (Cost $0)	1,767	0

Securities Lending Collateral 14.3%
Daily Assets Fund Institutional, 5.33% (c) (d) (Cost $35,392,517)	35,392,517	35,392,517

Cash Equivalents 1.5%
Cash Management QP Trust, 5.31% (c) (Cost $3,592,631)	3,592,631	3,592,631
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $218,092,820)+	113.1	279,760,408
Other Assets and Liabilities, Net	(13.1)	(32,505,495)
Net Assets	100.0	247,254,913
* Non-income producing security.
+ The cost for federal income tax purposes was $225,354,389. At April 30, 2007, net unrealized appreciation for all securities based on tax cost was $54,406,019. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $56,954,380 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,548,361.
(a) All or a portion of these securities were on loan amounting to $33,037,986. In addition, included in other assets and liabilities is a pending sale, amounting to $726,968, that is also on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2007 amounted to $33,764,954 which is 13.7% of net assets.
(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certification Van Aandelen

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $179,107,672) — including $33,037,986 of securities loaned	$ 240,775,260
Investment in Daily Assets Fund Institutional* (cost $35,392,517)	35,392,517
Investment in Cash Management QP Trust (cost $3,592,631)	3,592,631
Total investments in securities, at value (cost $218,092,820)	279,760,408
Cash	10,000
Foreign currency, at value (cost $1,521,373)	1,538,499
Receivable for investments sold	6,295,195
Interest receivable	59,064
Dividends receivable	1,187,535
Foreign taxes recoverable	211,947
Other assets	16,349
Total assets	289,078,997
Liabilities
Payable for investments purchased	6,239,230
Payable upon return of securities loaned	35,392,517
Accrued investment advisory fee	110,032
Other accrued expenses and payables	82,305
Total liabilities	41,824,084
Net assets, at value	$ 247,254,913
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2007 (Unaudited)
Investment Income
Dividends (net of foreign taxes withheld of $262,022)	$ 2,873,963
Interest	353
Interest — Cash Management QP Trust	199,120
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	76,014
Total Income	3,149,450
Expenses: Investment advisory fee	910,668
Administrator service fee	210,154
Auditing	30,454
Legal	29,503
Trustees' fees and expenses	7,011
Other	15,714
Total expenses before expense reductions	1,203,504
Expense reductions	(225,902)
Total expenses after expense reductions	977,602
Net investment income (loss)	2,171,848
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $155)	35,173,928
In-kind redemption	28,624,799
Foreign currency related transactions	(30,591)
63,768,136
Net unrealized appreciation (depreciation) during the period on: Investments	(25,328,797)
Foreign currency related transactions	10,739
(25,318,058)
Net gain (loss) on investment transactions	38,450,078
Net increase (decrease) in net assets resulting from operations	$ 40,621,926

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2007 (Unaudited)	Year Ended October 31, 2006
Operations: Net investment income (loss)	$ 2,171,848	$ 8,304,155
Net realized gain (loss) on investment transactions	63,768,136	61,071,753
Net unrealized appreciation (depreciation) during the period on investment transactions	(25,318,058)	2,989,427
Net increase (decrease) in net assets resulting from operations	40,621,926	72,365,335
Capital transactions in shares of beneficial interest: Proceeds from capital invested	19,299,910	66,952,491
Value of capital withdrawn	(32,608,537)	(119,965,559)
In-kind redemptions	(104,824,419)	—
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(118,133,046)	(53,013,068)
Increase (decrease) in net assets	(77,511,120)	19,352,267
Net assets at beginning of period	324,766,033	305,413,766
Net assets at end of period	$ 247,254,913	$ 324,766,033

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	247	325	305	332	470	667
Ratio of expenses before expense reductions (%)	.86*	.86	.85	.84	.84	.80
Ratio of expenses after expense reductions (%)	.70*	.70	.70	.70	.70	.70
Ratio of net investment income (loss) (%)	1.55*	2.64	1.89	1.31	1.72	1.14
Portfolio turnover rate (%)	100e*	96	54	63	123	179
Total Investment Return (%)[b,c]	15.46**	26.64	21.94	12.60	20.65[d]	(13.03)
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Total return would have been lower had certain expenses not been reduced.
[c] Total investment return for the Portfolio was derived from the performance of the Class S shares of DWS International Equity Fund.
[d] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 20.33%.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS International Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Portfolio may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Portfolio may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Portfolio or the borrower may terminate the loan. The Portfolio is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Portfolio are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolio may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Portfolio may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

Additionally, based on the Portfolio's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Portfolio will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

The Portfolio makes a daily allocation of its income, expenses and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the six months ended April 30, 3007, purchases and sales of investment securities (excluding short-term investments and in-kind redemptions) aggregated $135,773,634 and $147,973,774, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor" or the "Administrator"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor and Administrator for the Portfolio. Prior to January 1, 2007, Deutsche Asset Management, Inc. ("DAMI"), an indirect, wholly owned subsidiary of Deutsche Bank AG, was the Advisor for the Portfolio. Effective January 1, 2007, DAMI merged with DIMA. The Board of the Portfolio approved a new investment management agreement between the Portfolio and DIMA. The new investment management agreement is identical in substance to the previous investment management agreement for the Portfolio, except for the named investment advisor. Prior to April 1, 2007, Investment Company Capital Corporation ("ICCC"), an indirect, wholly owned subsidiary of Deutsche Bank AG, was the Administrator for the Portfolio. Effective April 1, 2007, ICCC merged with DIMA. As a result of the merger, DIMA is now the Administrator to the Fund.

Investment Management Agreement. Under the Investment Management Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The investment management fee payable under the Investment Management Agreement is equal to an annual rate of 0.65% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly.

For the six months ended April 30, 3007, the Advisor and Administrator voluntarily agreed to waive their fees and reimburse expenses to the Portfolio (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the annualized expenses of the Portfolio at 0.70%. The amount of the waiver and whether the Advisor and/or Administrator waive its fees may vary at any time without notice to the shareholders.

Accordingly, for the six months ended April 30, 3007, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $222,567 and the amount imposed aggregated $688,101, which was equivalent to an annualized effective rate of 0.49% of the Portfolio's average net assets.

Administrator Service Fee. For its services as Administrator, DIMA receives a fee (the "Administrator Service Fee") of 0.15% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 3007, the Administrator Service Fee aggregated $210,154, of which $31,648 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Portfolio may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

For the six months ended April 30, 3007, the Advisor reimbursed the Portfolio $3,335, which represented a portion of the expected fee savings for the Advisor through April 30, 2007, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Line of Credit

The Portfolio and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants were charged an annual commitment fee which was allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

G. In-Kind Redemption

In certain circumstances, the Portfolio may distribute portfolio securities to the International Equity Fund rather than cash as payments for capital withdrawn for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Portfolio recognizes a gain on in-kind redemptions to the extent the value of the distributed securities exceeds their costs; the Portfolio recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended April 30, 2007, the Portfolio realized $28,624,799 of net gain attributable to in-kind redemptions.

H. Subsequent Event

On or around July 20, 2007, DWS International Equity Fund, currently a feeder fund in a master-feeder structure, will merge into DWS International Fund. Prior to this fund merger, DWS International Equity Portfolio, currently the master portfolio in the master-feeder structure, will distribute all of its assets and liabilities to DWS International Equity Fund, which will convert to a stand-alone fund. The master portfolio will be closed after the conversion into the feeder fund.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of DWS International Equity Fund ("International Equity Fund") was held on May 30, 2007, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matter was voted upon by the Shareholders (the resulting votes are presented below):

I. Approval of an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of DWS International Equity Fund, a series of DWS Advisor Funds, to DWS International Fund ("International Fund"), a series of DWS International Fund, Inc., in exchange for shares of International Fund and the assumption by International Fund of all liabilities of International Equity Fund, and the distribution of such shares, on a tax-free basis, to the shareholders of International Equity Fund.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
3,882,097.837	221,361.811	153,685.688	0.000
* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Investment Management Agreement Approval

In December 2006, the Board approved an amended and restated investment management agreement with DIMA in connection with the merger of DAMI into DIMA. In determining to approve this agreement, the Board considered Deutsche Bank's representations that this change was administrative in nature, and would not involve any change in operations or services provided to the fund, or to the personnel involved with providing such services. The Board also considered that the terms of the agreement with DIMA were substantially identical to the terms of the fund's prior agreement with DAMI. A discussion of factors considered by the Board in determining to approve the continuation of the fund's prior investment management agreement with DAMI in September 2006 in connection with the Board's annual review of the fund's contractual arrangements is included in the fund's report for the period ended October 31, 2006.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	DBAIX	DBBIX	DBCIX
CUSIP Number	23336Y 102	23336Y 201	23336Y 300
Fund Number	420	620	720
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	BTEQX
Fund Number	820

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS International Equity Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	June 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS International Equity Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	June 27, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	June 27, 2007